Investor Presentation June 2015 Exhibit 99.01

Statements contained in this presentation that state the company’s or management’s expectations or predictions of the future are forward–
looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange
Act of 1934.  The words “believe,” “expect,” “should,” “estimates,”
“intend,” and other similar expressions identify forward–looking statements.  It is important to note that actual results could differ materially from those projected in such forward–looking statements.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on
Valero’s website at www.valero.com.

Safe Harbor Statement

Who We Are
World’s Largest Independent Refiner
•
15 refineries, 2.9 million barrels per day (BPD) of high-complexity throughput capacity
•
Greater than 70% of refining capacity located in U.S. Gulf Coast and Mid-Continent
•
Approximately 10,000 employees
World’s Largest Independent Refiner
•
15 refineries, 2.9 million barrels per day (BPD) of high-complexity throughput capacity
•
Greater than 70% of refining capacity located in U.S. Gulf Coast and Mid-Continent
•
Approximately 10,000 employees
Large Logistics Infrastructure with Focus on Growth
•
General partner and majority owner of Valero Energy Partners LP (NYSE: VLP), a growth-oriented, fee-based master limited partnership (MLP)
•
Significant inventory of logistics assets within Valero
Large Logistics Infrastructure with Focus on Growth
•
General partner and majority owner of Valero Energy Partners LP (NYSE: VLP), a growth-oriented, fee-based master limited partnership (MLP)
•
Significant inventory of logistics assets within Valero
Wholesale Fuels Marketer
•
Approximately 7,400 marketing sites in U.S., Canada, United Kingdom, and Ireland
•
Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock, and Beacon
Wholesale Fuels Marketer
•
Approximately 7,400 marketing sites in U.S., Canada, United Kingdom, and Ireland
•
Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock, and Beacon
One of North America’s Largest Renewable Fuels Producers
•
11 corn ethanol plants, 1.3 billion gallons per year (85,000 BPD) production capacity
•
Operator and 50% owner of Diamond Green Diesel joint venture –
10,800 BPD
renewable diesel production capacity
One of North America’s Largest Renewable Fuels Producers
•
11 corn ethanol plants, 1.3 billion gallons per year (85,000 BPD) production capacity
•
Operator and 50% owner of Diamond Green Diesel joint venture –
10,800 BPD
renewable diesel production capacity

Assets Concentrated in Advantaged Locations
Refinery
Capacities (MBPD)
Nelson
Index
Throughput
Crude
Corpus Christi
325
205
19.9
Houston
175
90
15.4
Meraux
135
125
9.7
Port Arthur
375
335
12.4
St. Charles
290
215
16.0
Texas City
260
225
11.1
Three
Rivers
100
89
13.2
Gulf Coast
1,660
1,284
14.0
Ardmore
90
86
12.1
McKee
180
168
9.5
Memphis
195
180
7.9
Mid-Con
465
434
9.3
Pembroke
270
210
10.1
Quebec
City
235
230
7.7
North
Atlantic
505
440
8.9
Benicia
170
145
16.1
Wilmington
135
85
15.9
West Coast
305
230
16.0
Total or Avg
2,935
2,388
12.4

Key Market Trends
U.S. and Canadian crude oil, natural gas, and natural gas liquids
(NGLs) production growth is providing cost advantages to
North American refiners
-
Lower crude prices may temporarily constrain production growth rate
Location-advantaged refiners in U.S. Gulf Coast, Mid-Continent, and Canada benefit from resource advantages and/or export
opportunities
Global refined products demand growth is expected to continue
-
Expect lower prices to consumers will drive product demand growth

Production Growth Provides Resource
Advantage to North American Refiners
Source:
DOE (for 2015, data through March)
Source:
DOE (for 2015, data through March)
4,500
5,500
6,500
7,500
8,500
9,500
10,500
MBPD
U.S. Crude Oil Production and
Imports
Imports
Production
45
50
55
60
65
70
75
80
U.S. Natural Gas Production
(Bcf/day)

Global Petroleum Demand Projected to Grow
Source:  Consultant (EIA and IEA) and Valero estimates. Consultant annual estimates generally updated 6 to 12 months after year end.
Emerging markets in Latin America, Middle East, Africa, and Asia lead demand growth
-2.5
-1.5
-0.5
0.5
1.5
2.5
3.5
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
MMBPD
World Petroleum Demand Growth
U.S.
OECD (excl. U.S.)
Non-OECD

Source:
DOE Petroleum Supply Monthly data as of March 2015; Latin America includes South and Central America plus Mexico.
U. S. Product Exports By Destination
12 Month Moving Average
U. S. Product Exports By Source
8
U.S. Is Growing Product Exports Market Share
Refiners in U.S. Gulf Coast are the largest source of products exported to Latin
America and countries in the Atlantic Basin
PADD I
PADD II
PADD III
(Gulf Coast)
PADD V
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
2015
MMBPD
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
MMBPD
Other
Europe
Latin America
Canada

Strategy to Enhance Stockholder Returns
Operations
Excellence
Capital Returns to
Stockholders
Disciplined Capital
Investments
Unlocking Asset
Value
•
Demonstrate commitment to safe and reliable operations
•
Continuously improve operating performance
•
Optimize margins with refining system’s feedstock and product markets flexibility
•
Demonstrate commitment to safe and reliable operations
•
Continuously improve operating performance
•
Optimize margins with refining system’s feedstock and product markets flexibility
•
Disciplined capital allocation
•
Seek to increase cash returns through dividend growth
•
Reduce shares outstanding and concentrate future value per share via stock buybacks
•
Disciplined capital allocation
•
Seek to increase cash returns through dividend growth
•
Reduce shares outstanding and concentrate future value per share via stock buybacks
•
Rigorous investment management and execution process
•
Invest to grow logistics assets and reduce feedstock costs
•
Evaluate investments to upgrade natural gas and natural gas liquids
•
Opportunistic renewable fuels investments
•
Rigorous investment management and execution process
•
Invest to grow logistics assets and reduce feedstock costs
•
Evaluate investments to upgrade natural gas and natural gas liquids
•
Opportunistic renewable fuels investments
•
Grow Valero Energy Partners LP and realize value for Valero
•
Execute accelerated drop-down strategy and evaluate other
potential MLP-able earnings streams
•
Grow Valero Energy Partners LP and realize value for Valero
•
Execute accelerated drop-down strategy and evaluate other
potential MLP-able earnings streams

Persistent Focus Drives Results in Safety,
Environmental, and Regulatory Compliance
Operations Excellence
10
(1)Source: U.S. Bureau of Labor Statistics.
All 2014 values are estimates.
Statistics are for refining only.
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
Personnel Safety
Employees
Contractors
Industry
(1)
0.0
0.00
0.05
0.10
0.15
0.20
Tier 1 Process Safety
0
5
10
15
20
0
10
20
30
40
Environmental Events
Total Air Emissions (U.S. Refineries)

Excellent Operating Performance through
Continuous Improvements
Source:
Solomon Associates and Valero Energy, includes Pembroke and Meraux
2012
2010
2008
•
Reliability drives safe and
profitable operations
Seven of our refineries are first
quartile in mechanical availability
•
Initiated new reliability programs
and investments beginning mid-
2000s
•
Significant gains made in
operations benchmarks since
2008, particularly in mechanical
availability
•
Personnel committed to
excellence
1
st
Quartile
2
nd
Quartile
3
rd
Quartile
4
th
Quartile

Sustained high availability and favorable margin environment enable higher capacity utilization rates

Investments, Operations Excellence, and
Commercial Optimization Drive High Utilization
System-wide mechanical
availability near 1
st
quartile since 2011
88%
87%
92%
95%
96%
92%
2010
2011
2012
2013
2014
1Q15
Valero Refinery Utilization Rates

Refining and Logistics Growth Investments
Enhance Feedstock Flexibility
Valero’s
Gulf
Coast
Region
Quarterly
Feedstock
Mix
2010
–
2015
(1)
(1) 2015 through March 31.
•
Feedstock mix and rates are adjusted to optimize margins as price environment changes
•
Expect additional light crude flexibility with completion of Houston and Corpus Christi topper units currently under construction
26%
17%
12%
12%
4%
37%
34%
30%
23%
10%
Heavy sour
Medium/light sour
Sweet
Residuals
Other feedstocks

Capital Allocation Framework Emphasizes
Discipline and Stockholder Returns
Dividends
•
Focus on sustainability
•
Increase competition
for cash flow versus
reinvestments (growth
capex and acquisitions)
Sustaining Capex
•
Estimate $1.5 billion or
lower annual “stay-in-
business” spend
•
Key to safe and
reliable operations
Debt and Cash
•
Maintain investment
grade credit rating
•
Target 20% to 30%
debt-to-cap ratio
(1)
Stock Buybacks
•
Flexibility to return
cash, reduce share
count, and manage
capital employed
•
Increase competition
versus reinvestments
Growth Capex
•
Prioritize higher-value,
higher-growth
opportunities that
enhance future
returns
Acquisitions
•
Evaluate accretion
versus stock buybacks
•
Enhance future
returns
“Non-Discretionary”
“Discretionary”
Capital Returns to Stockholders
(1) Debt-to-cap ratio based on total debt reduced by $2 billion cash balance

Increasing Dividends and Stock Buybacks
•
Increased dividend by 45% in
1Q15 versus 4Q14
•
Regular dividend increases over
last three years
•
Accelerated stock buybacks
beginning in 2013
•
Approximately $1.2 billion of
stock repurchase authorization at
end of 1Q15
Targeting >50% total payout ratio of
earnings in 2015 via dividends and
stock buybacks
*2015 through June 12
*2015 through June 12
1Q
2Q
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
2011
2012
2013
2014
2015*
Annual Dividend Per Share
$792
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2011
2012
2013
2014
2015*
MM
Stock Buybacks

Advancing Growth Investments While
Managing Capital Spending Lower
(1) Excludes estimated placeholder for methanol project of $150 million in 2015 and $300 million in 2016 as evaluation remains in progress
(1)
•
Logistics growth spending increases after completion of crude toppers in 2016
•
Expect nearly all logistics growth investments to be eligible for drop-down to VLP
Disciplined Capital Investment
$765
$730
$695
$655
$790
$300
$400
$715
$2,650
$2,400
2015E
2016E
millions
Logistics Growth
Refining, Renewables, & Other
Growth
Turnarounds & Catalyst
Sustaining

Pipelines
•
Connection to Centurion pipeline in Childress, TX and incremental 40 to
50 MBPD Midland-priced crude as substitute for Cushing-priced crude primarily at the McKee refinery
•
Expect Diamond Pipeline to supply Memphis refinery via Cushing, with start up in 1H17
Pipelines
•
Connection to Centurion pipeline in Childress, TX and incremental 40 to
50 MBPD Midland-priced crude as substitute for Cushing-priced crude primarily at the McKee refinery
•
Expect Diamond Pipeline to supply Memphis refinery via Cushing, with start up in 1H17
Tanks, Docks, and Vessels
•
Tanks and vessels to supply crude to Quebec City refinery post-Enbridge
Line 9B reversal expected in 2Q15
•
Commissioned new Corpus Christi dock in 3Q14 and tanks for crude oil loading in April 2015
Tanks, Docks, and Vessels
•
Tanks and vessels to supply crude to Quebec City refinery post-Enbridge
Line 9B reversal expected in 2Q15
•
Commissioned new Corpus Christi dock in 3Q14 and tanks for crude oil loading in April 2015
17
Logistics Investments Enhance Valero’s
Feedstock Flexibility and Export Capability
Rail
•
Received 96 percent of 5,320 purchased railcars through May 2015, with balance of order expected to arrive in June
•
New railcars expected to serve long-term needs in ethanol and asphalt
•
Crude unloading facilities at Quebec City, St. Charles, and Port Arthur
Rail
•
Received 96 percent of 5,320 purchased railcars through May 2015, with balance of order expected to arrive in June
•
New railcars expected to serve long-term needs in ethanol and asphalt
•
Crude unloading facilities at Quebec City, St. Charles, and Port Arthur

Crude Topper Investments Very Attractive
Estimate $500 million annual EBITDA for combined projects in 2014 price environment
•
160 MBPD new topping capacity
designed to process up to 50 API
domestic sweet crude
Estimated 55 MBPD low sulfur
resid
yield should lower feedstock
costs
Net throughput capacity increase
of approximately 105 MBPD, with
startup expected in 1H16
•
Expect 50% IRR on 2014 prices,
>25% IRR with Brent and LLS even
•
Corpus Christi:  Estimated $350 MM
capex for 70 MBPD capacity
•
Houston:  Estimated $400 MM
capex for 90 MBPD capacity
Incremental Volume
(MBPD)
Feeds
Eagle Ford crude
160
Low
sulfur atmos resid
(55)
Products
LPG
3.3
Propylene
1.3
BTX
0.4
Naphtha (at
export prices)
40
Gasoline
12
Jet
39
Diesel
13
Resid
(3)
Combined Projects Estimates
Total investment
(1)
$750
MM
Annual EBITDA contribution
(2)
$500 MM
Unlevered IRR on total spend
(2)
50%
See Appendix for assumptions.
(1)
Excluding interest and overhead allocation
(2)
Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense

Investments in Natural Gas and NGLs Upgrading
Hydrocracker
Expansions
Evaluating
Methanol Plant at
St. Charles
Evaluating Houston
Alkylation Unit
•
1.6
–
1.7
million
tonnes
per
year
production
(36
–
38
MBPD)
•
Leverages existing assets to reduce capital requirement
compared to grassroots facility
•
Continuing to evaluate capital costs and project economics
•
Expect investment decision in 2Q15; startup in 2018 if approved
•
12.5 MBPD capacity
•
Upgrades low-cost NGLs to premium-priced alkylate
•
Continuing to evaluate capital costs and project economics
•
Expect investment decision in 2015; startup in 2018 if approved
•
Converts natural gas to incremental distillate via hydrogen
•
Completed Meraux’s 20 MBPD capacity expansion in 4Q14;
expect approximately $90 million annual EBITDA contribution
at 2014
(1)
prices on total investment of approx. $260 million
•
30 MBPD total capacity addition at Port Arthur and St. Charles in progress; expect startup in 2H15
(1) 2014 full year average prices; see project details in Appendix

Sponsored MLP Valero Energy Partners (NYSE:VLP)
Growth-oriented
logistics MLP with
100% fee-based
revenues
•
Valero owns entire 2% general partner interest, all incentive distribution rights, and 69.6% LP interest
•
High-quality assets integrated with Valero’s refining system
•
Primary vehicle to grow Valero’s midstream investments
•
Provides access to lower cost capital

VLP Delivering Growth
VLP is on target to acquire $1 billion of assets from VLO in 2015
See Appendix for reconciliation of estimated 2015 EBITDA to net income.
•
1
st
acquisition –
Texas Crude
Systems Business in July 2014
for $154 million
•
2
nd
acquisition –
Houston and
St. Charles Terminal Services
Business in March 2015 for
$671 million
•
Plan to grow VLP’s 4Q15
annualized EBITDA to
approximately $200 million
•
Targeting approximately 25%
CAGR for LP distributions
through 2017
$95
$200
4Q14
4Q15E
Adjusted EBITDA Attributable to VLP
(millions)
Annualized
Annualized

Significant Inventory of Estimated MLP
Eligible EBITDA at Valero
Fuels distribution would provide incremental EBITDA if selected
(1)
(1) Assumes total cost of $900 MM and 10x EBITDA multiple on VLO’s share.
$800
($15)
($75)
$24
$34
$46
$814
Dec 2013
Guidance (with
base + 2014-2015
projects)
July 2014 Drop
Down
March 2015 Drop
Down
2014 -
2015
Additional
Logisitics Projects
2016 -
2017
Logistics Projects
Diamond Pipeline Current Guidance
Option
millions

Estimated Inventory of Eligible MLP Assets
(1) Includes assets that have other joint venture or minority interests.
Pipelines
(1)
•
Over 1,200 miles of active pipelines
•
Expect start-up of 440-mile Diamond Pipeline from Cushing to Memphis refinery in
1H17
Racks, Terminals, and Storage
(1)
•
Over 100 million barrels of active shell capacity for crude and products
•
139 truck rack bays
Rail
•
Three crude unloading facilities with estimated total capacity of 150 MBPD
•
Purchased CPC-1232 railcars expected to serve long-term needs in ethanol and asphalt
Marine
(1)
•
51 docks
•
Two Panamax class vessels
Fuels Distribution
•
Evaluating qualifying volumes and commercial structure as potential drop-down candidate

We Believe VLO Is an Excellent Investment
•
Majority of capacity has access to cost-advantaged crude, natural gas, NGLs, and corn
•
Proven operations excellence
•
Emphasis on capital allocation to stockholders
•
Discipline and rigor in capital projects and M&A selection and execution
•
Unlocking value through growth in MLP-able assets and drop-
downs to VLP
•
Excellent ethanol investments and operations
•
Focus on valuation multiple expansion

Appendix
Topic
Page
Valero 2015 Goals
26
Ethanol Segment
27
Investment Management Process
28
Capital Spending and Investment Details
29 –
38
Valero Energy Partners LP
39 –
40
Refining Operations Highlights
41 –
45
Macro
Outlook
46
Estimated Crude Oil Transportation
Costs
47
Regional Indicator Margins
48
Global
Refining Capacity
49 –
51
U.S. Fundamentals and Transport Indicators
52 –
57
Mexico Fundamentals
58
Non-GAAP
Reconciliations
59
IR Contacts
60

Key Goals Expected in 2015
Operations Excellence
•
Start up Montreal crude terminal with the Enbridge Line 9B reversal and lower Quebec refinery’s crude costs versus Brent compared to 2014
•
Grow product export market share and increase branded wholesale fuels volume
Capital Returns to Stockholders
•
Increase total payout ratio of earnings over 2014’s 50% payout level
Disciplined Capital Investments
•
Complete Houston and Corpus Christi toppers on time and on budget
•
Make final investment decisions on methanol plant at St. Charles refinery and alkylation unit at
Houston refinery; if approved, share strategic rationale with investors
•
Complete 25 MBPD McKee CDU capacity expansion
•
Complete 30 MBPD total hydrocracker capacity expansions at Port Arthur and St. Charles
•
Gain permit approval to construct Benicia crude rail unloading facility
Unlocking Asset Value
•
Grow the size of identified MLP-able EBITDA available for drop-downs to VLP
•
Execute $1 billion of drop-down transactions to VLP

Ethanol Investments Have Performed Well
Note:  See Appendix for reconciliation of EBITDA to GAAP results.
Outstanding
Cash
Generation
Excellent
Acquisitions
Competitive
Advantages
•
11 plants acquired between
2Q09 and 1Q14 for $794MM,
less than 35% of replacement
value
•
1.3 billion gallons total
annual production
•
Scale and location in corn
belt
•
Operational best practices
transferred from refining
•
Low capital investment
•
$2.3 billion cumulative
EBITDA generated since
acquisitions
•
$167 million cumulative
capex  excluding acquisition
costs
$2,254
$167
millions
Cumulative Capex and EBITDA
EBITDA
Capex

Gated Investment Management Process

PHASE 1
Opportunity
Evaluation
•
Identify
opportunities
and alternatives
•
Develop
business case
•
Generate cost
estimate range
of +100% to -
50%
PHASE 2
Lead Case
Development
•
Select lead case
and define
project
objectives
•
Improve cost
estimate to
+/-
30%
PHASE 3
Refinement
•
Define project
scope and
execution plans
•
Prepare decision
support package
for final decision
•
Narrow cost
estimate to
+/-10%
PHASE 4
Execution
•
Detail
engineering,
procurement,
and initial
construction
•
Develop start-up
schedule
APPROVED
Startup and
Evaluate
•
Post-audit back-
casting
•
Capture lessons
learned
•
Development costs increase as project progresses through the phases
•
NPV and IRR of future cash flows per price forecasts and operating plans evaluated
•
“Target” IRR hurdle rate ranges, which can change depending on the project and market conditions:
Refining growth projects, target >=50% in Phase 1 to >=30% in Phase 3
Cost savings projects, target >=12% in Phase 3
Logistics projects, target pre-tax >=12% in Phase 3 + refinery benefits

Refining
&
Renewables
Capital
Focused
on
Capturing
Benefits
of
Key
Long-Term
Trends
$490
$50
$110
$30
$150
$105
$40
$115
$790
$300
2015E
2016E
millions
Nat Gas & Petchems
Other Projects
Hydrocracking
Advantaged Crude Processing
•
Advantaged crude processing optimizes feedstock flexibility, mainly for light crudes
•
Hydrocracking increases production of high-margin distillates
•
Petchems, methanol, and hydrocracking upgrade natural gas or NGLs to higher value liquids

Allocating Significant Growth Capital to Logistics
$175
$45
$180
$665
$45
$5
$400
$715
2015E
2016E
millions
Marine, Docks and Other
Logistics
Pipelines and Tanks
Railcars and Unloading
•
Railcars spending declines as receipt of railcars order concludes
•
Future spending focuses on pipelines

McKee Diesel Recovery Improvement and
CDU Expansion Startup Expected in 2H15
(1)
Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense
Project Estimates
Annual EBITDA contribution
(1)
$100 MM
Total investment
$140 MM
Unlevered IRR on total spend
(1)
45%
Investment Highlights
•
Adding 25 MBPD crude unit capacity
and parallel light ends processing train
•
Expect to improve yields and
volume gain by recovering diesel
from FCC and HCU feeds
•
Expect to increase diesel and gasoline
production on price-advantaged crude
•
Expect to reduce energy consumption
via heat integration
Status
•
Diesel recovery and benefits started
in mid-2014; expect crude
expansion start-up in 2H15
Incremental Volume
(MBPD)
WTI
25
Products
Benzene concentrate
0.3
Jet
-
Resid
0.6
Feeds
LPG
0.4
Gasoline
12
Diesel
12

Meraux Hydrocracker Conversion
Completed December 2014
(1)
Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense
Project Estimates
Annual EBITDA contribution
(1)
$90 MM
Total investment
$260 MM
Unlevered IRR on total spend
(1)
25%
Incremental Volume
(MBPD)
Feeds
Purchased hydrogen
(MMSCFD)
13
Products (MBPD)
Gasoline
5
Jet
-
Diesel
19
HSVGO
2
Unconverted gasoil
(23)
Fuel oil
-
Investment Highlights
•
Converted hydrotreater
into high-
pressure hydrocracker and
repurposed old FCC gas plant for
additional LPG recovery
•
Expect to upgrade 23 MBPD gasoil and
low-cost hydrogen (via natural gas)
mainly into high quality diesel
•
Expect to increase refinery distillate
yield versus gasoline (Gas/Diesel ratio
drops from 0.72 to 0.59)
•
Expect to increase refinery liquid
volume yield by 1.8%
•
Avoided compliance capex
on FCC
Status
•
Project started up in Dec 2014 and is
operating well

Houston and Corpus Christi Crude Topping
Units Expected Online in 1st Half of 2016
Corpus Christi
Houston
(1)
Estimates based on 2014 full year average prices; EBITDA = operating income before deduction for depreciation and amortization expense
Estimates
Incremental Volume (MBPD)
Feeds
Eagle Ford crude
90
Low
sulfur atmos resid
(29)
Distillate
(2)
Butane
(2)
Hydrogen (MMSCFD)
3
Products
LPG
0.8
Propylene
0.4
Naphtha
24
Gasoline
5
Jet
23
Diesel
4
Slurry
0.2
Project Estimates
Annual EBITDA contribution
(1)
$240 MM
Total investment
$400
MM
Unlevered IRR on total spend
(1)
45%
Estimates
Incremental Volume (MBPD)
Feeds
Eagle Ford crude
70
Low
sulfur atmos
resid
(24)
Products
LPG
2.5
Propylene
0.9
BTX
0.4
Naphtha
16
Gasoline
7
Jet
16
Diesel
9
Resid
(3)
Project Estimates
Total investment
$350
MM
Annual EBITDA contribution
(1)
$260 MM
Unlevered IRR on total spend
(1)
55%

Diamond Pipeline
(1)
Includes additional Valero cost for pipeline connection at Memphis refinery
(2)
EBITDA = Operating income before deduction for depreciation and amortization expense
Project Estimates
Total investment
(1)
$484
MM
Cumulative spend through 2014
Zero
Annual EBITDA contribution
(2)
$46 MM
Unlevered pre-tax IRR on total spend
at
least 12%
Investment Highlights
•
Valero holds option until January 2016
to acquire 50% interest in pipeline
•
Increases Memphis refinery’s crude
supply flexibility via connection to
Cushing and economic crudes
•
Provides direct control over crude
blend quality
•
Grows Valero’s inventory of assets
eligible for VLP drop-down in
capital-efficient manner
•
Expect completion in 1H17

Estimated Key Price Sensitivities on Project
Economics
(1)
Operating income before deduction for depreciation and amortization expense
(2)
2014 full year average
Note:  Margin drivers shown are not inclusive of all feedstocks and products in economic models. Estimated economic sensitivities can not be accurately interpolated or extrapolated solely from the estimated key price sensitivities shown above.
Change in Estimated
EBITDA
(1)
Relative to 2014
(2)
Prices
($millions/year)
McKee Diesel
Recovery & CDU
Expansion
Meraux HCU
Expansion
Corpus
Christi
Topper
Houston
Topper
ICE Brent, +$1/bbl
ICE Brent –
WTI, +$1/bbl
ICE Brent –
LLS, +$1/bbl
Group 3 CBOB –
ICE
Brent, +$1/bbl
Group 3 ULSD –
ICE Brent, +$1/bbl
USGC CBOB
–
ICE Brent, +$1/bbl
USGC ULSD –
ICE
Brent, +$1/bbl
Natural
gas (Houston Ship Channel), +$1/mmBtu
Naphtha –
ICE Brent, +$1/bbl
LSVGO
–
ICE Brent, + $1/bbl
Total investment IRR, +10% cost
none
$0.8
$0.4
none
$5.5
none
None
none
N/A
none
$25.6
$32.9
$2.0
N/A
N/A
N/A
$5.5
N/A
N/A
N/A
N/A
$1.7
$2.4
$2.4
N/A
$6.8
$9.0
$9.9
-$0.7
-$1.9
-$4.3
-$3.2
N/A
none
$5.8
$8.8
N/A
-$7.3
$3.1
$5.2
-6%
N/A
-5%
-4%

Project Price Set Assumptions
Driver ($/bbl)
2014 Average
ICE Brent
99.49
ICE Brent –
WTI
6.35
ICE Brent –
LLS
2.75
USGC CBOB
–
ICE Brent
3.52
G3 CBOB
–
WTI
12.27
USGC ULSD –
ICE
Brent
14.25
G3
ULSD –
WTI
23.88
Natural
gas (Houston Ship Channel, $/mmBtu)
4.34
Naphtha
–
ICE Brent
-0.67
LSVGO
–
ICE Brent
8.86

•
Approximately half of benefits visible in
margin capture rate increase of >4%
and balance of benefits in 100 MBPD
throughput volume increase from
feedstocks and new gas plant
•
Benefits visible in U.S. Gulf Coast region
reported results improvement from
4Q12 to 3Q14
37
Port Arthur and St. Charles Hydrocrackers
Performing Better Than Expected
•
120 MBPD of combined new capacity
successfully started end of 2012 and
mid-2013
•
Designed to produce high-quality
distillates from low-quality feedstocks
and natural gas
•
Realized annual EBITDA estimated at
$800 million for trailing 4-quarters
3Q14
•
Compares to $780 million implied by
disclosed guidance model

Port Arthur and St. Charles Hydrocrackers
Performance Details
Benefits Realized in Reported Results
Trailing 4 Quarters
$mm, except /bbl amounts
4Q12
3Q14
Increase
Gulf Coast Capture Rate
58.8%
63.2%
4.4%
x Gulf Coast Indicator/bbl, trailing 4Q 3Q14
$19
= Extra margin captured/bbl
$0.83
x Gulf Coast volume, trailing 4Q 3Q14 MPBD
1,586
x Annualized Days
365
= Benefit from higher Capture Rate
$483
Gulf Coast Throughput Volume MBPD
1,488
1,586
98
x Gulf Coast Indicator/bbl, trailing 4Q 3Q14
$19
x Gulf Coast Capture Rate, trailing 4Q 3Q14
63%
x Annualized Days
365
= Benefit from higher Volume
$429
Total Benefit from Hydrocracker Projects
$912
Less: estimated operating costs before
depreciation and amort. exp.
-110
= EBITDA (estimated)
$802
Key Assumptions
•
Market
prices
for
trailing
4
quarters
as
of
3Q14
applied
to
guidance
model
disclosed
by
Valero
in
February
2012
to
estimate
$780
million
in
EBITDA
•
Gulf Coast capture rate increase based on average of trailing 4 quarters reported margin per barrel (excluding cost of RINs allocated in results at
$0.30/bbl for 4Q12 and $0.40/bbl for 4Q13 averages) divided by Gulf Coast indicator margin
•
Gulf Coast LPGs pricing based on propane
•
Many factors can influence our reported margins including, but not limited to, charges, yields, pricing, timing and ratability, secondary costs, other allocations, hedging, and GAAP inventory costing methods
•
EBITDA = operating income before deduction for depreciation and amortization expense
Key Assumptions
•
Market
prices
for
trailing
4
quarters
as
of
3Q14
applied
to
guidance
model
disclosed
by
Valero
in
February
2012
to
estimate
$780
million
in
EBITDA
•
Gulf Coast capture rate increase based on average of trailing 4 quarters reported margin per barrel (excluding cost of RINs allocated in results at
$0.30/bbl for 4Q12 and $0.40/bbl for 4Q13 averages) divided by Gulf Coast indicator margin
•
Gulf Coast LPGs pricing based on propane
•
Many factors can influence our reported margins including, but not limited to, charges, yields, pricing, timing and ratability, secondary costs, other allocations, hedging, and GAAP inventory costing methods
•
EBITDA = operating income before deduction for depreciation and amortization expense

Drop Down of Houston and St. Charles
Terminal Services Business to VLP
Operations
•
Crude oil, intermediates, and refined
petroleum product terminaling services
in Houston, Texas and Norco, Louisiana
3.6 million barrels of storage capacity on the
Houston ship channel
10 million barrels of storage on the Mississippi
River
•
10-year terminaling agreements with
VLO subsidiaries
•
Over 85% of revenue is contractually
obligated by minimum volume
commitments
•
Expected to contribute $75 million of
EBITDA annually
Operations
•
Crude oil, intermediates, and refined
petroleum product terminaling services
in Houston, Texas and Norco, Louisiana
3.6 million barrels of storage capacity on the
Houston ship channel
10 million barrels of storage on the Mississippi
River
•
10-year terminaling agreements with
VLO subsidiaries
•
Over 85% of revenue is contractually
obligated by minimum volume
commitments
•
Expected to contribute $75 million of
EBITDA annually
Financing
•
$671 million transaction closed on
March 1, 2015
•
$411 million in cash to VLO
$211 million in cash from VLP’s balance sheet
$200 million under VLP’s revolving credit facility
•
$160 million 5-year subordinated loan
agreement with VLO
•
$100 million issuance of VLP units to
VLO
1,908,100 million common units
38,941 general partner units
Common and general partner units allocated in
proportion to allow general partner to maintain
its 2 percent interest
Financing
•
$671 million transaction closed on
March 1, 2015
•
$411 million in cash to VLO
$211 million in cash from VLP’s balance sheet
$200 million under VLP’s revolving credit facility
•
$160 million 5-year subordinated loan
agreement with VLO
•
$100 million issuance of VLP units to
VLO
1,908,100 million common units
38,941 general partner units
Common and general partner units allocated in
proportion to allow general partner to maintain
its 2 percent interest
Transaction puts Valero on track to achieve $1 billion in drop-down transactions in 2015

Valero’s GP Interest in VLP Nearing the
“High Splits”
Target Quarterly Distribution per Unit
Marginal Percentage Interest in Distributions
Unitholders
GP
Minimum quarterly
$0.2125
98%
2%
First target
above $0.2125 up to $0.244375
98%
2%
Second target
above $0.244375 up to $0.265625
85%
15%
Third target
above $0.265625 up to $0.31875
75%
25%
Thereafter
$0.31875
50%
50%
•
1Q15 distribution at $0.2775 per unit
•
Valero’s GP interest in VLP expected to reach 50% split in 2015, payable in 2016, based on accelerated drop-down strategy

Valero Is Currently Utilizing 82 Percent of It’s
Available Light Crude Capacity in North America
(1) Actual light crude consumption less than capacity due to turnaround maintenance and economics. Includes imported foreign sweet crudes.
McKee Crude Unit Expansion
•
25 MBPD additional capacity
expected in 2H15
•
Distillate recovery improvements
Houston Crude Topper
•
90 MBPD capacity expected 1H16
•
Displaces 30 MBPD intermediate
feedstock purchases
Corpus Christi Crude Topper
•
70 MBPD capacity expected 1H16
•
Displaces 25 MBPD intermediate
feedstock purchases
(1)
1,000
1,220
1,410
1Q15 Actual
Utilization
Current Capacity
Estimate
Future Capacity
(with Projects)
MBPD

Valero Leads Peers in Total
Location-Advantaged Crude Capacity
Source:  Company 10-Ks and IR slides.  Crude distillation capacity based on geographic location.
Access to lower cost North American crude benefits refiners in Mid-Continent, Gulf Coast, and
Eastern Canada; product export opportunities for Gulf Coast and Canada
1,948
1,731
1,230
443
129
VLO
MPC
PSX
HFC
TSO
MBPD
Eastern Canada
U.S. Gulf Coast
U.S. Midcontinent

0%
20%
40%
60%
80%
100%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Quebec City Refinery Crude Slate
Foreign
Imports
North
American
43
Expect Quebec City Refinery to Have Cost-Advantaged
Access to 100% North American Crude in 2015
Shifted to cost-advantaged crudes via rail and foreign flagged ships from USGC, with additional savings expected from deliveries on Enbridge Line 9B beginning in 3Q15

U.S. Natural Gas Provides Opex and
Feedstock Cost Advantages
Note:  Estimated per barrel cost of 864,000 mmBtu/day of natural gas consumption at 92% refinery throughput capacity utilization, or 2.7 MMBPD.
$1.3 billion
higher pre-tax
annual costs
$2.8 billion
higher pre-tax
annual costs
•
Our refining operations consume approximately 864,000 mmBtu/day of natural gas, split almost equally between operating expense and cost of goods sold
•
Significant annual pre-tax cost savings compared to refiners in Europe or Asia
•
Prices expected to remain low and disconnected from global oil and gas markets
$3/mmBtu
$1/bbl
$7/mmBtu
Europe
$2.20/bbl
$14/mmBtu
Asian LNG
$4.50/bbl
$0
$1
$1
$2
$2
$3
$3
$4
$4
$5
$5
/bbl
Natural Gas Cost Sensitivity for Valero’s Refineries

Capacity to Export Additional Product
255
412
0
100
200
300
400
500
600
700
2011
2012
2013
2014
1Q15
Current
Capacity
Valero’s U.S. Product Exports
(MBPD)
Gasoline
Diesel
Opportunities to expand U.S. Gulf
Coast export capability for gasoline
to 308 MBPD and diesel to 472
MBPD
Export markets pull volume from
U.S., enabling high refinery
utilization and improved margins
Supported by global refined
products demand growth
Logistics investments also support
segregation

Long-Term Macro Market Expectations
Global Outlook
U.S. Economy and
Petroleum Demand
North American
Resource
Advantage
International Export
Markets
•
Economic activity and total petroleum demand increases
•
Transportation fuels demand grows
•
Refining capacity growth slows after 2015; utilization stabilizes then expected to increase
•
Refinery rationalization pressure continues in Europe, Japan, and Australia
•
Economic growth strengthens over next five years, which stimulates refined product demand
•
Diesel and jet fuel demand continues to strengthen
•
Gasoline demand continues to recover moderately, expected to strengthen near-term with lower prices
•
Natural gas production growth still attractive and development continues
•
Crude production growth continues, but tempered with lower prices
•
North American refiners maintain competitive advantage
•
Broad lifting of crude export ban not expected for several years, if ever
•
U.S. continues to be an advantaged net exporter of products
•
Atlantic Basin market continues to grow, with increasing demand from Latin
America and Africa
•
U.S. Gulf Coast is strategically positioned with globally competitive assets

Estimated Crude Oil Transportation Costs
to USEC
Rail $12 to
$15/bbl
to St. James
Rail $12/bbl
to Cushing
Rail
$9/bbl
Cushing
to Houston
Midland
to Houston
Pipe
CC to Houston
$1 to $2/bbl
Houston to
St. James
$1 to $2 /bbl
to West Coast
Rail $13 to $15/bbl
USGC to USEC
U.S. Ship $5 to $7/bbl
USGC to Canada
Foreign Ship $2/bbl
Rail $9/bbl
U.S. Ship
$4 to
$5/bbl
Alberta
to Eastern Canada
Rail $11 to $12/bbl
Bakken
Brent to
USEC
$2/bbl
Alberta to Bakken
$1 to $2/bbl
$4/bbl
$4/bbl
Pipe $2 to

•
Gulf
Coast
Indicator:
(GC
Colonial
85
CBOB
A
grade
-
LLS)
x
60%
+
(GC
ULSD
10ppm
Colonial
Pipeline
prompt
-
LLS)
x
40%
+
(LLS
-
Maya
Formula
Pricing)
x
40%
+
(LLS
-
Mars Month 1) x 40%
•
Midcontinent
Indicator:
[(Group
3
CBOB
prompt
-
WTI
Month
1)
x
60%
+
(Group
3
ULSD 10ppm prompt -
WTI Month 1) x 40%] x 60% + [(GC Colonial 85 CBOB A grade
prompt
-
LLS)
x
60%
+
(GC
ULSD
10ppm
Colonial
Pipeline
-
LLS)
x
40%]
x
40%
•
West
Coast
Indicator:
(San
Fran
CARBOB
Gasoline
Month
1
-
ANS
USWC
Month
1)
x
60%
+
(San
Fran
EPA
10
ppm
Diesel
pipeline
-
ANS
USWC
Month
1)
x
40%
+
10%
(ANS -
West Coast High Sulfur Vacuum Gasoil cargo prompt)
•
North
Atlantic
Indicator:
(NYH
Conv
87
Gasoline
Prompt
-
ICE
Brent)
x
50%
+
(NYH
ULSD
15
ppm
cargo
prompt
-
ICE
Brent)
x
50%
•
LLS prices are Month 1, adjusted for complex roll
•
Prior to 2010, GC Colonial 85 CBOB is substituted for GC 87 Conventional
•
Prior to 4Q13, Group 3 Conventional 87 gasoline substituted for Group 3 CBOB

Regional Indicator Margins Defined

0.0
0.4
0.8
1.2
2015
2016
2017
2018
2019
MMBPD
Estimated Net Global Refinery Crude Distillation Additions
China
Middle East
Other (incl. U.S. and Latin America)
49
World Refinery Capacity Growth
•
New capacity additions expected in Asia and the Middle East
•
Announced new capacity in Latin America likely to be smaller and start later than planned
•
Capacity rationalization expected to continue in Europe
Source: Consultant and Valero estimates;  Net Global Refinery Additions = New Capacity + Restarts – Announced Closures

Capacity Rationalization in Atlantic Basin
Sources:  Industry and Consultant reports and Valero estimates
•
Marginal refiners continue to rationalize capacity
•
Closures in the last few years have been focused in Japan, Australia, and Europe
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
MPBD
Annual Global CDU Capacity
Closures
Rest of World
Atlantic Basin
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
MBPD
Cumulative Global CDU Capacity
Closures
Rest of World
Atlantic Basin

Location
Owner
CDU Capacity
Closed (MBPD)
Year
Closed
Location
Owner
CDU Capacity
Closed (MBPD)
Year
Closed
Perth Amboy, NJ
Chevron
80
2008
Rome, Italy
Total/Erg
88
2012
Bakersfield, CA
Big West
65
2008
Fawley, U.K.*
ExxonMobil
80
2012
Ingolstadt, Germany*
Bayernoil
102
2008
Paramo, Czech Republic
Unipetrol
20
2012
Yabucoa, Puerto Rico
Shell
Yabucoa, Inc.
76
2008
St. Croix, USVI
Hovensa
350
2012
Westville, NJ
Sunoco
145
2009
San Nicholas, Aruba
Valero
235
2012
Bloomfield, NM
Western
17
2009
Lisichansk, Ukraine
TNK-BP
175
2012
North Pole, AK*
Flint Hills Resources
85
2009
Clyde, Australia
Shell
75
2012
Teesside, UK
Petroplus
117
2009
Port Reading, NJ
Hess
2013
Gonfreville
L'Orcher, France*
Total
90
2009
Dartmouth, Canada
Imperial Oil
88
2013
Dunkirk, France
Total
140
2009
Harburg, Germany
Shell
107
2013
Toyama, Japan
Nihonkai
Oil
57
2009
Porto Marghera, Italy
ENI
80
2013
Yorktown, VA
Western
65
2010
Sakaide, Japan
Cosmo Oil
140
2013
Montreal, Canada
Shell
130
2010
North Pole, AK
Flint Hills Resources
80
2014
Reichstett, France
Petroplus
85
2010
Mantova, Italy
MOL
69
2014
Wilhelmshaven, Germany
ConocoPhillips
260
2010
Stanlow, U.K.*
Essar
101
2014
Sodegaura, Japan*
Fuji Oil
50
2010
Milford Haven, U.K.
Murphy
130
2014
Oita, Japan*
JX Holdings
24
2010
Yokkaichi, Japan*
Cosmo Oil
43
2014
Mizushima, Japan*
JX Holdings
110
2010
Tokuyama, Japan
Idemitsu Kosan
114
2014
Negishi, Japan*
JX Holdings
70
2010
Kurnell, Australia
Caltex
135
2014
Kashima, Japan*
JX Holdings
18
2010
Kawasaki, Japan*
Tonen-General
67
2014
Marcus Hook, PA
Sunoco
175
2011
Wakayama, Japan*
Tonen-General
38
2014
St. Croix, USVI*
Hovensa
150
2011
Muroran, Japan
JX Holdings
180
2014
Arpechim, Romania
OMV Petrom
70
2011
Chiba, Japan*
Kyokuto Petroleum Ltd.
23
2014
Cremona, Italy
Tamoil
94
2011
Kaohsiung, Taiwan
Chinese Petroleum Corp.
200
2015
Ogimachi, Japan
Toa/Showa Shell
120
2011
Bulwer Island, Australia
BP
102
2015
Fushun, China
Fushun Petrochem.
70
2011
Chiba, Japan*
Idemitsu Kosan
20
2015
Paramount, CA
Alon
90
2012
Kawasaki, Japan*
Tonen-General
10
2015
North Pole, AK*
Flint Hills Resources
48
2012
Nishirara, Okinawa
Petrobras/Nansei Sekiyu
100
2015
Berre L'Etang, France
LyondellBasell
105
2012
Collombey, Switzerland
Tamoil
55
2015
Coryton, U.K.
Petroplus
175
2012
Lindsey, U.K.*
Total
110
2016
Petit Couronne, France
Petroplus
160
2012
La Mede, France
Total
159
2016
51
Global Refining Capacity Rationalization
*Partial closure of refinery captured in capacity.  Note:  This data represents refineries currently closed, ownership may choose to restart or sell listed refinery.
Sources:  Industry and Consultant reports, Valero estimates, and direct and public disclosure by each owner.

U.S. Refining Capacity Is Globally Competitive and
Continues to Take Market Share
Source:  EIA and IEA (U.S. data through March 2015, Europe data through March 2015)
Less-competitive capacity
Source:  EIA (2015 data through March)
Net exports
•
U.S. flipped from importer to exporter on lower local product demand and higher refinery utilization, particularly in PADDS 2, 3, and 4, driven by structural cost advantages for crude oil and natural gas
•
Gulf Coast refineries have gained export market share in the Atlantic Basin
Midcon
93%
Gulf
Coast
91%
Rockies
91%
West
Coast
86%
East
Coast
82%
Western
Europe
77%
PADD 2
PADD 3
PADD 4
PADD 5
PADD 1
OECD
Europe
Refinery Utilization by PADD
Trailing 12-months
-3.0
-2.5
-2.0
-1.5
-1.0
-0.5
0.0
0.5
1.0
1.5
2.0
2005
2007
2009
2011
2013
2015
MMBPD
U.S. Net Product Imports
Net
imports

0
100
200
300
400
500
600
700
800
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Other
Europe
Other Latin America
Mexico
Canada
Latest 4 Wk avg estimate
(Finished only)
12 Month Moving Average, MBPD
Note:
Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:
DOE Petroleum Supply Monthly data through March 2015.   4 Week Average estimate from Weekly Petroleum Statistics Report and Valero estimates.

Increase in U.S. Gasoline Exports

Source: DOE Petroleum Supply Monthly with data through March 2015. 4 Week Average estimate from Weekly Petroleum Statistics Report

Increase in U.S. Diesel Exports
0
200
400
600
800
1000
1200
1400
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Other
Europe
Other Latin America
Mexico
Canada
Latest 4 Wk avg estimate
12 Month Moving Average, MBPD

MBPD

U.S. Shifted to Net Exporter
Note:
Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:
DOE Petroleum Supply Monthly data through March 2015
•
Net refined products exports increased from 335 MBPD in 2010 to 2,399 MBPD in 2015
•
Diesel net exports averaged 919 MBPD in 2014; 666 MBPD in 2015 (Jan-Mar)
•
Gasoline
net
exports
averaged
66
MBPD
in
2014;
145
MBPD
in
2015
(Jan
–
Mar)
•
Gasoline and blendstocks
have shifted to net exports
-2,500
-2,000
-1,500
-1,000
-500
0
500
1,000
1,500
2,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Other
Diesel
Gasoline
Total

U.S. Transport Indicators
Source:  U.S. DOE PSM
/  U.S. DOT FHA
Most recent data includes Mar 2015
-5.0%
-3.0%
-1.0%
1.0%
3.0%
5.0%
7.0%
U.S. VMT Growth vs. Gasoline Demand Growth
U.S. Gasoline Demand Growth
U.S. VMT Growth
U.S. Gasoline Demand Growth 12MMA
U.S. VMT Growth 12MMA
-30%
-20%
-10%
0%
10%
20%
30%
-300
-200
-100
0
100
200
300
400
U.S. Distillate Demand and Long Beach + LA Cargo
Activity (Trailing 3-Month Moving Average)
Cargo Latest Data Apr 2015
Demand Latest Data Mar 2015
70%
75%
80%
85%
90%
1.0
1.5
2.0
2.5
3.0
Airline Traffic Indicators
International
Domestic
Load Factor
Source:
Bureau of Transportation Statistics
Latest Data:  Feb 2015
-30%
-20%
-10%
0%
10%
20%
30%
2010
2011
2012
2013
2014
2015
North American Rail Traffic
4WMA
Latest Data as of: 5/28/2015

U.S. Transport Indicators:  Trucking
95
100
105
110
115
120
125
130
135
140
ATA Seasonally Adj Truck Tonnage Index
Current Year
12-Mth Moving Avg
Data Through Apr -
15
Source:  ATA
85
95
105
115
125
135
145
ATA Non-Seasonally Adj Truck Tonnage Index
Current Year
12-Mth Moving Avg
Source:  ATA
Data Through Apr -
15
90
95
100
105
110
115
120
125
Transportation Services Index -
Freight
Current Year
12-Mth Moving Avg
Source:
BTS
95
100
105
110
115
120
125
130
135
2010
2011
2012
2013
2014
Freight: Annual Index Averages
SA ATA Truck Tonnage
TSI-Freight
ATA data through April-15, TSI data through March -
15
Data Through Mar -
15

Mexico Statistics
Diesel Gross Imports (MBPD)
Source:
PEMEX, latest data April 2015
Gasoline Gross Imports (MBPD)
Crude Unit Throughput (MBPD)
Crude Unit Utilization
950
1,000
1,050
1,100
1,150
1,200
1,250
1,300
1,350
2010
2011
2012
2013
2014
2015
1,400
55%
60%
65%
70%
75%
80%
85%
90%
2010
2011
2012
2013
2014
2015
200
250
300
350
400
450
500
2010
2011
2012
2013
2014
2015
550
0
20
40
60
80
100
120
140
160
180
2010
2011
2012
2013
2014
2015
200

Non-GAAP Reconciliations
Ethanol (millions)
2Q09 –
4Q09
2010
2011
2012
2013
2014
1Q15
Cumulative
Operating income
$165
$209
$396
$(47)
$491
$786
$12
$2,012
+ Depreciation and
amortization
expense
$18
$36
$39
$42
$45
$49
$13
$242
= EBITDA
$183
$245
$435
$(5)
$536
$835
$25
$2,254
Forecasted
(thousands)
Full Year Beginning
March 1, 2015 Valero
Partners Houston
and
Louisiana
Net
income
$37,300
+
Interest expenses
18,100
+ Income tax expense
400
+ Depreciation expense
$20,000
= EBITDA
$75,800
Reconciliation of VLO Ethanol Operating Income to EBITDA
Reconciliation of VLP Forecasted
Net Income to EBITDA
Three Months Ended
Three Months Ended
December 31, 2014
December 31, 2015
(millions)
As Reported
Annualized (x4)
Forecasted
Annualized
(x4)
Net income
$19
$76
$32
$128
Plus:
Depreciation expense
5
18
11
44
Interest
expense
(1)
-
1
7
28
Income tax expense
-
-
-
-
EBITDA
$24
$95
$50
$200
Reconciliation of VLP Net Income Under GAAP to EBITDA
(1)
Interest
expense
and
cash
interest
paid
both
include
commitment
fees
to
be
paid
on
VLP’s
revolving
credit
facility.
Interest
expense
also includes the amortization of estimated deferred issuance costs to be incurred in connection with establishing VLP’s revolving credit facility.

Investor Relations Contacts

For more information, please contact:
John Locke
Executive Director, Investor Relations
210-345-3077
john.locke@valero.com
Karen Ngo
Manager, Investor Relations
210-345-4574
karen.ngo@valero.com